AEGON/TRANSAMERICA SERIES TRUST

Supplement dated November 22, 2006 to the Prospectus dated May 1, 2006, as previously supplemented

* * *

American Century Large Company Value

The following information supplements, amends and replaces the information in the Prospectus regarding American Century Large Company Value:

Effective December 31, 2006, Mark Mallon, Chief Investment Officer and Executive Vice President of American Century Investment Management, Inc. has announced plans to retire. As a result, he will no longer serve as a member of the portfolio’s management team.

* * *

Transamerica Equity

The following information supplements, amends and replaces the information in the Prospectus regarding Transamerica Equity:

The advisory fee information in the section entitled “Advisory Fee” on page TE-3 of the Prospectus is replaced with the following:

Transamerica Fund Advisors, Inc. (“TFAI”) receives compensation, calculated daily and paid monthly, from the portfolio at the following annual rates (as a specified percentage of the portfolio’s average daily net assets): 0.75% of average daily net assets of the first $500 million; 0.70% of average daily assets of the next $2 billion; and 0.65% of average daily net assets in excess of $2.5 billion.

The advisory fee information in the first paragraph in the section entitled “Sub-Adviser Compensation” on page TE-3 of the Prospectus is replaced with the following:

Transamerica Investment Management, LLC (“TIM”) receives monthly compensation from TFAI at the following annual rates (as a specified percentage of the portfolio’s average daily net assets): 0.35% of average daily net assets of the first $500 million; 0.30% of average daily assets of the next $2 billion; and 0.25% of average daily net assets in excess of $2.5 billion, less 50% of any amount reimbursed pursuant to the portfolio’s expense limitation arrangements; and for purposes of calculating investment sub-advisory fees and applicable breakpoints, TIM will combine the portfolio's assets with those of Transamerica IDEX Mutual Funds -- TA IDEX Transamerica Equity, a series of another mutual fund.

* * *

Transamerica Science & Technology

The name of “Great Companies – TechnologySM” was changed to “Transamerica Science & Technology” effective October 27, 2006.

* * *

Investors Should Retain This Supplement For Future Use